SCHEDULE 14A PRIVATE
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by the Registrant |X|
      Filed by a Party other than the Registrant |_|

      Check the appropriate box:

      |_| Preliminary Proxy Statement
      |_| Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
      |X| Definitive Proxy Statement
      |_| Definitive Additional Materials
      |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      SPATIALIZER AUDIO LABORATORIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |_| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
      |_| $500 per each party to the controversy pursuant to Exchange Act Rule
          14a-6(i)(3).
      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.
      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4) Proposed maximum aggregate value of transaction:

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      |_| Fee paid previously with preliminary materials.

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      |_| Check box if any part of the fee if offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1) Amount Previously Paid:

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

January 12, 2000

Dear Stockholder:

      On behalf of the Board of Directors (the "Board"), I cordially invite you to the annual meeting of the stockholders (the "Annual Meeting") of Spatializer Audio Laboratories, Inc. (the "Company") which will be held on February 10, 2000 at 10:30 a.m. at the Warner Center Marriott, located at 21850 Oxnard Street, in Woodland Hills, California. I hope that you will be able to attend in person. Following the formal business of the Annual Meeting, management will be available to respond to your questions.

      At the Annual Meeting, stockholders will be asked to consider and vote upon the following matters:

      (1) To approve an increase in the total amount of the Company's authorized common stock, $.01 par value per share, from 50,000,000 authorized shares of Common Stock, to 65,000,000 authorized shares of Common Stock, and

      (2) The nomination and election of three persons to serve as Directors of the Company until the Annual Meeting of Stockholders to be held in 2003, and

      (3) To consider and vote on such other matters as may properly be presented incident to the conduct of the Annual Meeting or any adjournment or postponement thereof.

      After careful consideration and consultation with its legal and financial advisors, the Board has approved, and recommends that the stockholders vote FOR the increase in the total amount authorized Common Stock of the Company, and that the stockholders vote FOR the Directors nominated by the Board.

      At the Annual Meeting, each holder of record of shares of Common Stock as of December 27, 1999, will be entitled at the meeting to one (1) vote on each matter properly brought before the Annual Meeting. The increase in the Company's authorized Common Stock (the "Capital Stock Increase") requires the approval of the majority of the outstanding shares of Common Stock. Holders of Common Stock are not entitled to dissenters' rights in the event the Capital Stock Increase is approved. The election of directors requires that each person nominated as a director receive a plurality of the votes cast pursuant to Article II, Section 3 of the Bylaws of the Company.

      The Board of Directors believes the increase in the authorized Common Stock of the Company will allow it to have greater flexibility in financing the Company's continuing operations. For a further discussion of the purpose and effect of the increase in the total amount of the Company's authorized Common Stock, see "INCREASE IN THE COMPANY'S TOTAL AUTHORIZED COMMON STOCK-Purpose and Effect of Increase in Total Authorized Common Stock of the Company" in the accompanying Proxy Statement.

      Details of the Capital Stock Increase proposal, and the names and qualifications of the nominees for Directors of the Company and other important information are set forth in the accompanying Proxy Statement and should be considered carefully by stockholders.

      I hope that you will attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting and regardless of the number of shares of stock you own, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You may, of course, attend the Annual Meeting and vote in person, even if you have previously returned your proxy card.

                                          Sincerely,
                                          SPATIALIZER AUDIO LABORATORIES, INC.

                                          HENRY R. MANDELL
                                          Interim Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      Notice is hereby given that Spatializer Audio Laboratories, Inc. (the "Company") will hold its Annual Meeting of Stockholders on February 10, 2000 at 10:30 a.m., at the Warner Center Marriott, located at 21850 Oxnard Street, in Woodland Hills, California, for the following purposes:

      Proposal I: To approve the proposal of the Board of Directors to increase (the "Capital Stock Increase") the total amount of the Company's authorized common stock, $.01 par value per share (the "Common Stock") from 50,000,000 shares to 65,000,000 shares; and

      Proposal II: To elect three Directors of the Company to serve until the Annual Meeting of Stockholders to be held in 2003; and

      To act upon other matters that may properly come before the meeting.

      The Board of Directors has fixed December 27, 1999 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

      At the Annual Meeting, each share of Common Stock represented at the meeting will be entitled to one (1) vote on each matter properly brought before the Annual Meeting. The Capital Stock Increase requires the approval of the majority of the outstanding shares of Common Stock. Holders of Common Stock are not entitled to dissenters' rights in the event the Capital Stock Increase is approved. The election of directors requires that each person nominated as a director receive a plurality of the votes cast pursuant to Article II, Section 3 of the Bylaws of the Company.

      Your attention is directed to the accompanying Proxy Statement. Stockholders who do not expect to attend the Annual Meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed envelope.

DATED: January 12, 2000

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    HENRY R. MANDELL
                                    Interim Chief Executive Officer

      YOUR BOARD OF DIRECTORS HAS REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF PROPOSALS I AND II. THE BOARD BELIEVES THAT PROPOSALS I AND II ARE FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED PROPOSALS I AND II AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THEIR APPROVAL.

      IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 10, 2000

      The accompanying proxy is solicited by the Board of Directors of Spatializer Audio Laboratories, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on February 10, 2000, at 10:30 a.m., at the Warner Center Marriott, located at 21850 Oxnard Street, in Woodland Hills, California, and at any adjournments or postponements of the Annual Meeting. This proxy statement and accompanying proxy will be mailed beginning on or about January 18, 2000, to give holders of record on December 27, 1999, the Record Date, of the Company's Common Stock an opportunity to vote at the Annual Meeting.

      Proposal I: To approve the Capital Stock Increase proposal of the Board of Directors to increase the total amount of authorized Common Stock of the Company from 50,000,000 shares to 65,000,000 shares; and

      Proposal II: To elect three Directors of the Company to serve until the Annual Meeting of Stockholders to be held in 2003; and

      To act upon other matters that may properly come before the meeting.

Voting

      In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy, signing and dating the proxy and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of Proposals I and II and at their discretion on any other matters that may properly come before the Annual Meeting. In situations where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), the affected shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be included in the vote totals. Therefore, a failure by a stockholder to return a proxy and indicate their vote on Proposals I and II will, in effect, be treated as a non-vote on Proposal I and Proposal II, since shares cannot be counted as voting "FOR" Proposal I or Proposal II if a proxy is not returned.

      The approval of Proposal I requires that the Company's Certificate of Incorporation be amended. Under the Delaware General Corporation Law, Section 242, amendment of the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL I TO AMEND THE CERTIFICATE OF INCORPORATION TO EFFECT THE INCREASE IN THE TOTAL AMOUNT OF THE COMPANY'S AUTHORIZED COMMON STOCK, $.01 PAR VALUE.

The election of Directors requires that each person nominated as a Director receive a plurality of the votes cast pursuant to Article II, Section 3 of the Bylaws of the Company.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL II TO ELECT THREE DIRECTORS OF THE COMPANY.

A STOCKHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A STOCKHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY. TO EXERCISE THIS RIGHT, THE STOCKHOLDER MAY INSERT THE NAME OF THE DESIRED PERSON IN THE BLANK SPACE PROVIDED IN THE PROXY AND STRIKE OUT THE OTHER NAMES OR MAY SUBMIT ANOTHER PROXY.

THE SHARES REPRESENTED BY PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED ON ANY BALLOT (SUBJECT TO ANY RESTRICTIONS THEY MAY CONTAIN) IN FAVOR OF THE MATTERS DESCRIBED IN THE PROXY.

Revocability of Proxies

      Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the executive office of the Company located at 20700 Ventura Boulevard, Suite 140, Woodland Hills, California, 91364, or at Harris Trust Company of California located at 601 South Figueroa Street, 49th Floor, Los Angeles, California 90017 (the "Exchange Agent"), at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, or with the chairman of the meeting on the day of the meeting. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Outstanding Common Stock

      Holders of record of Common Stock at the close of business on December 27, 1999, the Record Date, will be entitled to receive notice of and vote at the meeting. Currently the Company is authorized to issue 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value of $.01 US per share ("Preferred Stock"). On the Record Date, there were 43,655,223 of Common Stock and no shares of Preferred Stock issued and outstanding. The holders of Common Stock are entitled to one (1) vote for each share held.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information (except as otherwise indicated by footnote) as to shares of Common Stock owned as of December 14, 1999, or which can be acquired in sixty days, by (i) each person known by management to beneficially own more than five percent (5%) of the Company's outstanding Common Stock, (ii) each of the Company's directors, and officers, (iii) all executive officers and directors as a group, including individuals who were directors in 1999 but who have resigned or are not seeking re-election. On December 14, 1999 there were 43,033,477 shares outstanding.

   Name and address of Beneficial       Amount and Nature of    Percent of Class
             Owner (1)                  Beneficial Ownership            (5)


Directors and Officers
Carlo Civelli (2) (4) (5)                     4,120,958                 9.5%
Stephen W. Desper (3) (4) (5)                 1,955,628                 4.5%
Steven D. Gershick (4) (5) (7)                1,176,144                 2.7%
Scot E. Land                                    113,947                   *
Henry Mandell (6) (7)                         1,260,000                 2.9
James D. Pace (4) (5)                           326,997                   *
Jerold H. Rubinstein (4)                        170,000                   *
Gilbert N. Segel (4)                            167,000                   *

All directors and executive officers
as a group (8 persons) (5) (7)                9,290,674                21.6%

* Indicates that the percentage of shares beneficially owned does not exceed one percent (1%) of the class.

--------------------------------------------------------------------------------

(1) Each of the directors and officers named can be reached at the Company's executive offices located at 20700 Ventura Boulevard, Suite 140, Woodland Hills, California, 91364, except for Carlo Civelli, whose address is Seefeldstrasse 214, 8034 Zurich, Switzerland. The persons named in the table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Mr. Land and Mr. Rubinstein resigned as directors in February and September of 1999 respectively.

(2) Carlo Civelli controls Clarion Finanz AG, a non-reporting investment company. Holdings of Mr. Civelli and Clarion Finanz AG are combined, and include all shares of the Company held of record or beneficially by them, and all additional shares over which he either currently exercises full or partial control, without duplication through attribution.

(3) Does not include 37,853 shares held by Sparkle Co. on behalf of the Estate of Stephen Desper's deceased father, Ira Desper, as to which Mr. Desper disclaims any direct or indirect beneficial interest or control.

(4) Includes an aggregate of 3,640,557 performance shares held in escrow as of December 14, 1999, as follows: Carlo Civelli, 1,112,704 shares; Stephen W. Desper, 1,543,740 shares; Steven D. Gershick, 674,516 shares; Gilbert N. Segel 88,000; James D. Pace 101,597; and Jerold H. Rubinstein 120,000.

(5) Calculation includes options to purchase 2,109,467 shares exercisable at various prices from $0.09 to $3.26 per share, and expiring on various dated from February, 2000 to October 2004.

(6) Includes 1,260,000 options held by Mr. Mandell, exercisable at various prices from $.125 to $1.00 with varying expiration dates of which the final such expiration date is November, 2004.

(7) In November 1999, the Board of Directors approved, subject to the finalization of appropriate documentation, the reallocation of the 674,516 performance shares held in escrow for Steven D. Gershick to Henry R. Mandell and the transfer among Mr. Gershick, the Company and Mr. Mandell of the 168,628 performance shares previously released from escrow to Mr. Gershick. The documentation was finalized in January 2000; as a result, the beneficial ownership for Mr. Gershick will be reduced to 333,000 shares and the beneficial ownership for Mr. Mandell would be increased to 2,103,144 shares. The above table does not reflect the transactions. (See "Transactions With Management and Others".) Pending finalization of the transfer, Mr. Gershick has appointed Mr. Mandell as his proxy to vote the performances shares.

Dissenting Stockholders Rights

      Dissenting Stockholders have no appraisal rights under Delaware law or under the Company's Certificate of Incorporation or Bylaws in connection with the Capital Stock Increase.

Solicitation

      The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional material furnished to stockholders. Proxies may be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telegraph, but such persons will not be specially compensated for such services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians which hold shares of Common Stock of record for beneficial owners for forwarding to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

PROPOSAL I. INCREASE IN THE COMPANY'S TOTAL AUTHORIZED COMMON STOCK

General

      The Board of Directors of the Company has authorized a vote by the stockholders on the amendment of the Certificate of Incorporation of the Company to increase the total amount of the Company's authorized Common Stock from 50,000,000 shares to 65,000,000 shares (the "Capital Stock Increase"). Currently, the Company is authorized to issue 50,000,000 shares of Common Stock, par value of $.01 per share, and 1,000,000 shares of Preferred Stock, par value of $.01 per share ("Preferred Stock"). The Board is recommending this proposal to assure that the Company has additional equity available to support its capital requirements, including through equity financing, and to keep the Company viable as a going concern.

      Proposal I, if adopted, will be effected pursuant to an amendment of the Certificate of Incorporation (the "Amendment"), which has been unanimously approved by the Board of Directors and recommended to the stockholders for their approval at the Annual Meeting. A copy of the Amendment is attached as Exhibit A.

      However, under the Amendment, the Board of Directors will have the authority to determine, in its sole discretion, that it is in the best interest of the Company to abandon the Capital Stock Increase at any time prior to its approval by the stockholders.

      The Capital Stock Increase, if it occurs, may affect any given stockholder's proportionate equity interest in the Company, but will not affect the relative rights, preferences, privileges or priorities of any stockholder.

Purpose and Effect of Increase in Total Authorized Common Stock of the Company

      The principal effect of the Capital Stock Increase will be to increase the total amount of authorized Common Stock of the Company from 50,000,000 shares to 65,000,000 shares. The respective voting rights and other rights that accompany the Common Stock and the Preferred Stock will not be altered by the Capital Stock Increase, and the par value of the Common Stock will remain at $.01 per share. Consequently, the Board of Directors effectively will have the authority to issue 15,000,000 more shares of Common Stock than it had the authority to issue prior to the Capital Stock Increase. After giving effect to the Capital Stock Increase, the number of outstanding shares of Common Stock (as of the Record Date) would remain the same but as of the Record Date the number of shares of Common Stock which would be available for issuance by the Company would increase to 65,000,000 shares with the result that authorized but unissued shares available to the Company would be approximately 21,344,777 shares. The Board of Directors is recommending the approval of Proposal I, in part, to assure that the Company can satisfy its obligations under the series of financial transactions completed by the Company in December 1999 (the "December Transactions").

      The December Transactions, undertaken with certain existing holders of the Company's equity and debt and with new institutional investors, included the private placement of 1,884,254 additional shares of Common Stock ($1.05 million in new capital), the issuance of warrants to acquire 2,100,000 shares of Common Stock exercisable for three years at an exercise price of $.67 per share), the cancellation of 500,000 warrants to acquire Common Stock (at a variable exercise ratio), the conversion of $1 million of short term debt into a new Series B Redeemable Convertible Preferred Stock ("Series B Preferred Stock") and the conversion of $225,000 of secured debt into secured long term convertible debt. (See "Transactions With Management and Others"). As a result of the December Transactions, as of the date hereof, 2,100,000 of the additional shares of Common Stock to be authorized are required to be reserved for grant on exercise of the warrants issued in the December Transactions. Also, other shares of Common Stock will be required if the conversion options underlying the Series B Preferred Stock or the long term debt are exercised but the number of shares will vary depending on the market price of the Company's Common Stock at the time of conversion. The participants in the December Transactions acknowledged that stockholder approval was required to fully implement the share issuances contemplated by those transactions. If Proposal I is not approved by the stockholders the Company will not be able to fulfill its obligations to issue all of the shares of Common Stock underlying the warrants and the Series B Preferred Stock issued in the December Transactions. This will have a material adverse effect on the Company's future obligations to the investors and the Company will not receive the up to $1.407 million proceeds from the exercise of the warrants. In addition, if Proposal I is not approved the Company will not have the additional authorized shares of Common Stock available for other financings which could substantially constrain the future operation of the Company.

      If Proposal I is approved, all authorized but unissued shares of Common Stock or Preferred Stock will be available for issuance from time to time for any proper purpose approved by the Board of Directors including the financing of future operations (including issuances in connection with stock-based employee benefit plans, stock splits or dividends and issuances to raise capital or effect acquisitions). The Board of Directors does not presently intend to seek further stockholder approval of any future issuances of shares unless such approval is required by law or the rules of The Nasdaq Stock Market.

      Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock or Preferred Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders. In reaching its decisions to submit the Capital Stock

Increase Proposal to the stockholders, the Board balanced the dilution which would result if all of the additional Common Stock is issued with the positive contribution which will be provided from the additional capital which the Company intends to have available for Company use from the issuance of the additional equity. The Board of Directors concluded that the Capital Stock Increase is important to the Company since it will enable the Company to continue its operations on a positive basis.

      The proposal could have an anti-takeover effect, although that is not its intention. For example, if the Company were the subject of a hostile takeover attempt, it could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The availability of this defensive strategy to the Company could discourage unsolicited takeover attempts, thereby limiting the opportunity for the Company's stockholders to realize a higher price for their shares than is generally available in the public markets. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

      The Board of Directors believes that the Capital Stock Increase is in the best interests of the Company and its stockholders. In this regard, the Board of Directors believes the Capital Stock Increase will allow the Company to finance ongoing activities and is therefore critical to its ability to continue operations and attract new capital. The Board of Directors also believes the Capital Stock Increase may enhance the Company's flexibility in its future financing and capitalization needs.

Changes in Stockholders' Equity

      The Company's stated capital, which consists of the par value per share of Common Stock multiplied by the number of shares of Common Stock issued, will not be immediately affected by the Capital Stock Increase. However, if the Board of Directors issued additional Common Stock made available as a result of the Capital Stock Increase the Company's stated capital could be reduced. As of the Record Date the Company's stated capital was 442,907. Correspondingly, the Company's capital in excess of par value, which consists of the difference between the Company's stated capital and the aggregate amount paid to the Company upon the issuance by the Company of all currently outstanding Common Stock, will be increased by approximately $900,000. The following table illustrates the principal effects of the Capital Stock Increase discussed in the preceding paragraphs:

                                                                    After
                                                    Prior to        Capital
                                                    Capital         Stock
                                                    Stock           Increase
                                                    Increase and    and the
                                                    the December    December
Number of Shares of Common Stock                    Transactions    Transactions
                                                    ------------    ------------

Authorized                                          50,000,000      65,000,000
Outstanding                                         43,655,223      45,539,477
Reserved for future issuance under stock
compensation plans                                   2,859,467       2,925,070
Reserved for Warrants                                  905,000       2,100,000
Available for future issuance by action of the
Board of Directors (after giving effect to the
above reservations)                                  2,580,310      14,435,453

      The above table gives effect to the cancellation of certain warrants, the issuance of 1,884,254 shares of Common Stock in the December Transactions and the 2,100,000 additional shares of Common Stock issuable on the exercise of warrants issued in the December Transactions. The shares of Common Stock underlying the Series B Preferred Stock and the long term debt are not reflected since the number of shares will be calculated at the time of conversion. To fully implement the December Transactions, approval of the Capital Stock Increase is required and the participants in the December Transactions have acknowledged the same.

      Assuming the Amendment is approved by the stockholders at the Annual Meeting, the Amendment will be filed with the Secretary of State of the State of Delaware immediately after the Annual Meeting and the Amendment and the proposed Capital Stock Increase would become effective upon the Effective Date.

      However, there can be no assurance that the Capital Stock Increase will increase the Company's ability to finance ongoing activities or that it will not adversely impact the market price of the Common Stock or that the Capital Stock Increase will otherwise have any of the effects described herein.

Federal Income Tax Consequences

      Based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, the Company does not believe that the Capital Stock Increase will result in any taxable gain or loss to stockholders or the Company for federal income tax purposes.

THE FEDERAL INCOME TAX DISCUSSION WITH RESPECT TO THE CAPITAL STOCK INCREASE SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON OR ENTITY. NO RULING FROM THE INTERNAL REVENUE SERVICE OR OPINION OF COUNSEL WILL BE OBTAINED REGARDING THE FEDERAL INCOME TAX CONSEQUENCES TO THE STOCKHOLDERS OF THE COMPANY AS A RESULT OF THE CAPITAL STOCK INCREASE. ACCORDINGLY, ALL STOCKHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO ANY FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCE APPLICABLE TO THEM WHICH COULD RESULT FROM THE CAPITAL STOCK INCREASE.

Interests of Certain Persons in the Capital Stock Increase

      The Company is not currently aware of any arrangements which, as a result of the Capital Stock Increase, would benefit an officer, director or associate of such persons, whether such persons are currently nominated to serve as directors for the coming fiscal year or whether such persons served as directors during the last fiscal year.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

PROPOSAL II. NOMINATION AND ELECTION OF DIRECTORS

      The current Bylaws of the Company provide for a Board of Directors of no less than three. The Company currently has five Directors. The Board of Directors is classified into three classes, Directors in each class being elected to serve for three years. Of the current Board of Directors, two Directors have terms expiring in 2001 and three are being nominated for election for directorships with terms ending in 2003. Steve Gershick's term expires at the annual meeting and he does not wish to be considered for re-election. Mr. Gershick's decision not to seek re-election was not the result of any disagreement with the Board of Directors. At this Annual Meeting, Management intends to nominate Carlo Civelli, Stephen W. Desper and Henry R. Mandell to be elected for three year terms expiring in 2003.

      Each of the elected Directors will continue in office until such Director's successor is elected and has been qualified, or until such Director's earlier death, resignation or removal. The Bylaws state that in any election of Directors, the persons receiving a plurality of the votes cast, up to the number of Directors to be elected in such election, shall be deemed to be elected. Shares represented by proxies marked "withhold authority" for one or more nominees will be counted as a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED BELOW.

      The following table sets forth certain information with respect to the nominees for directors and certain executive officers of the Company as of December 14, 1999:

NAME                                AGE   POSITION
----                                ---   --------

Nominees for Terms Ending 2003:

Stephen W. Desper                   57    Director -- 7/92 to date.
                                          Chairman of the Board -- 7/92 to
                                          12/95.
                                          Vice Chairman of the Board -- 12/95 to
                                          date.
                                          Principal Holder.

Carlo Civelli                       51    Director -- 3/93 to date.
                                          Vice President Finance, Europe -- 8/91
                                          to 3/95.
                                          Principal Holder.

Henry R. Mandell                    43    Interim Chief Executive Officer and
                                          Secretary -- 9/98 to date.
                                          Chief Financial Officer -- 3/98 to
                                          date.

Directors with Terms ending in 2001:

James D. Pace                       44    Director - 2/95 to date.
                                          Member of Compensation
                                          Committee - 2/95 to date.

Gilbert N. Segel                    67    Director - 5/95 to date.
                                          Member of Audit Committee -- 5/95 to
                                          date.

Directors with Terms Ending in 2000:

Steven D. Gershick                  44    Director -- 7/92 to date.
                                          Chairman of the Board since 12/95.
                                          President and Chief Executive
                                          Officer -- 7/92 to 9/98.
                                          President of Operating Subsidiary
                                          Desper Products, Inc. ("DPI") -- 3/97
                                          to 1/98.

                                          Chief Executive Officer of DPI --
                                          10/91 to 9/98.
                                          President of Operating Subsidiary
                                          MultiDisc Technologies,  Inc.
                                          ("MDT") -- 9/97 to 9/98.
                                          Chief Executive Officer of MDT --
                                          6/96 to 9/98.
                                          Member of Audit Committee - 8/91 to
                                          11/99.

CARLO CIVELLI. Director since March 1993. VP Finance -- Europe from August 1991 to March 1995. Has extensive experience in financing emerging public companies. Managing director of Clarion Finanz AG, Zurich, Switzerland, for more than the last five years. Director and Financial Consultant to Clarion Finanz AG.

STEPHEN W. DESPER. Vice Chairman of the Board, Inventor. Mr. Desper devoted his full time for a number of years to developing and refining Spatializer(R) technology. Recording engineer, over twenty (20) years experience; Director of Engineering for The Beach Boys Organization. Acoustician, Acoustic Design and Noise Control Engineer. December, 1991 to December, 1995, Chairman of Spatializer Audio Laboratories, Inc. Since December, 1995 Vice Chairman of Spatializer Audio Laboratories, Inc. Inventor and President of Desper Products; Inc. ("DPI") from June 1986 to October, 1991. Vice President and Director of Research, DPI from October 1991 to December 1996.

STEVEN D. GERSHICK. Chairman of the Board, President and Chief Executive Officer. Director since July 1992. Resigned all positions except Chairman of the Board, September 1998. Since December 1995, Chairman of Spatializer Audio Laboratories, Inc. Certified Public Accountant, KPMG Peat Marwick from May 1977 through June, 1980. From 1981 through September, 1991, the principal of a Certified Public Accounting firm specializing in business consulting and entertainment business management. Since October 1, 1991, CEO of DPI. From October, 1991 to June, 1996, President of DPI. From March 1997 to January 1998, resumed role as President of DPI. Since June 1996, CEO of MDT. President of MDT since September 1997. Since December 1991, President and CEO of Spatializer Audio Laboratories, Inc. Practicing C.P.A. to October 1991. Mr. Gershick's term as a Director expires at the annual meeting and he has decided not to seek re-election. Mr. Gershick's decision was not the result of any disagreement with the Board of Directors.

HENRY R. MANDELL. Interim Chief Executive Officer and Secretary since September 1998; Chief Financial Officer since March 1998; Senior Vice President, Finance from March 1998 until September 1998. Executive Vice President and Chief Financial Officer of The Sirena Apparel Group, Inc. from November 1990 to January, 1998 (The Sirena Apparel Group filed for protection under Chapter 11 of the Bankruptcy Code in June of 1999). Senior Vice President of Finance and Administration for Media Home Entertainment, Inc. from April 1985 to November 1990. Director of Finance and Accounting for Oak Media Corporation from June 1982 to April 1985. Senior Corporate Auditor for Twentieth Century Fox Film Corporation from June 1981 to June 1982. Mr. Mandell was a Senior Auditor for Arthur Young and Company from August 1978 to June 1981, where he qualified as a Certified Public Accountant.

JAMES D. PACE. Director since February 1995. Director of DPI since July 1992. For more than the last five years, Mr. Pace has specialized in the introduction and distribution of new technologies into the professional recording and film industries. He is an electronics engineer with broad experience in recording and live sound reinforcement.

GILBERT N. SEGEL. Director since May 1995. Mr. Segel has spent more than thirty
(30) years as an independent business manager representing musical artists, film actors and entertainment industry entrepreneurs. Since 1985, he has concentrated on his personal investments and serves as a director of various private business and charitable enterprises.

Resignations of Certain Directors

      Mr. Land and Mr. Rubinstein resigned as Directors on March 1999 and November 1999 respectively. Mr. Land and Mr. Rubinstein did not resign as a result of any disagreement with the Board of Directors. Mr. Gershick's term as a Director expires at the annual meeting and he has decided not the seek re-election. Mr. Gershick's decision not to seek re-election was not a result of any disagreement with the Board of Directors.

Compensation of Directors

      None of the Company's Directors received any cash compensation or other arrangements for services provided in their capacity as Directors. However, the Company has granted stock options to Directors in that capacity. Under the 1995 Stock Option Plan, each Director who is not an employee of the Company is entitled to an automatic annual grant of an option to purchase 50,000 shares of Common Stock which are granted as options and are available for grant under the 1995 Stock Option Plan. If the recipient has received a grant in the last two years, the actual grant is delayed until the person is eligible. Employee Directors may receive such a grant at the discretion of the Board of Directors. The Company issued such options to its non-employee directors in April of 1999.

Activities of the Board of Directors and its Committees

      Members of the Board of Directors are elected by the holders of the Common Stock of the Company and represent the interests of all stockholders. The Board of Directors meets periodically to review significant developments affecting the Company and to act on matters requiring Board approval. Although the Board of Directors delegates many matters to others, it reserves certain powers and functions to itself.

      During fiscal 1999, the Board of Directors of the Company, which consisted of seven (7) members, had four formal meetings and took various actions by written consent. All incumbent Directors of the Company were present at, or participated in taking actions for, one hundred percent (100%) of the total number of meetings of the Board of Directors of the Company and the Committees on which he served.

Committees of the Board of Directors

      As of December 14, 1999, standing committees of the Board of Directors of the Company included an Audit Committee and a Compensation and Stock Option Committee.

Audit Committee

      The Audit Committee of the Company's Board of Directors consisted of Messrs. Segel and Rubinstein until Mr. Rubinstein's resignation in fall 1999. The Board of Directors intends to designate a replacement for Mr. Rubenstein at its organizational meeting. Mr. Mandell will also participate. Mr. Segel is a non-employee Director of the Company. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with Management and the internal auditors and the adequacy of the Company's accounting, financial, and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Company's independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. The Audit Committee of the Board of Directors held one meeting during fiscal 1999.

Compensation and Stock Committee

      The Compensation and Stock Option Committee of the Company (the "Compensation Committee") currently consists of Messrs. Pace and Segel, each of whom is a non-employee director of the Company and a "disinterested person" with respect to the plans administered by such committee, as such term is defined in Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for senior officers and employees of the Company. Except for plans that are, in accordance with their terms or as required by law, administered by the Board of Directors or another particularly designated group, the Compensation Committee also administers and implements all of the Company's stock option and other stock-based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board of Directors on compensation matters. The Compensation Committee held one meeting in 1999. To the extent required by law, a separate committee of disinterested parties administers the 1996 Incentive Plan. No Compensation Committee interlock relationships existed in 1999.

Report of Compensation Committee

General

      The Company's Compensation Committee is responsible for formulating and overseeing the general executive and employee compensation policies for the Company. Its responsibilities include determination of the compensation of senior executive officers and administration of the annual and long-term incentive plans and stock option plans of the Company unless such plans, in accordance with their terms, are administered by the Board of Directors or another particularly designated group. Specific decisions relating to compensation earned by or awarded to the senior officers of the Company, including the chief executive officer and the other four highest paid executive officers (collectively, the "Named Executive Officers"), are governed by the Compensation Committee. The Compensation Committee was formed in June 1995.

      The Compensation Committee has adopted the following policy framework on which it intends to base the Company's compensation program and its decisions:

      - Efforts should be made to achieve base salaries for the senior executives which are competitive with compensation at the Company's peer group of companies, not withstanding the significantly larger revenues at many of the entities in the peer group.

      - Annual incentives should consider Company performance and individual contribution. Efforts should be made to establish parity among individuals with similar responsibilities and performance.

      - The long-term incentive program should be performance-based and emphasize stock options to ensure that long-term compensation primarily depends on increases in stock price. Other awards, including restricted stock, performance units or a combination, may be utilized to provide incentives that might otherwise be reflected in stock option grants.

      - Stock option grants (or other performance-based long-term incentives that may be awarded in the future) should be competitive with peer practices to allow the Company to attract and retain senior personnel and to reflect the Company's operating growth and performance.

      - The relative mix of annual and long-term incentives should reflect levels within the organization, so that senior executives receive a greater proportion of long-term incentives and others receive compensation that emphasizes annual compensation and incentives.

      To implement these policies, the Compensation Committee will take into account current market data and compensation trends for similar enterprises, compare corporate performance of the Company to the performance of a selected peer group, gauge achievement of corporate and individual objectives and consider the overall effectiveness of the Company's compensation programs.

      To assist in formulating its operating framework, in December 1995 the Compensation Committee engaged an independent executive compensation consultant to assess the current competitive position of the Company's executive compensation program and to assist the Company in implementing an ongoing long-term incentive program. Given the Company's reduced operations and financial constraints, no independent adviser was engaged during 1998 or 1999. However, the Compensation Committee has continued to consider comparisons of current compensation levels at the Company with other small capital publicly traded companies. In addition, broader published compensation surveys of compensation levels for executives holding similar positions at comparable industrial entities or organizations were used to establish competitive norms. These assessments indicated that actual cash compensation (salary plus annual incentives) of the Named Executive Officers were below total cash compensation levels of the peer group.

Annual Compensation

      The Compensation Committee annually reviews base salary levels of executives and employees annually, subject to any provisions or limitations included in their Employment Agreements and in the context of the above policies. The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code. Section 162(m) creates a new limit on the deductibility of compensation paid to certain officers. With respect to the Company, the covered officers are the Chief Executive Officer and the next four most highly compensated persons in office at the end of the year. Compensation paid to these officers in excess of $1,000,000 per person, that is not performance-based, cannot be claimed by the Company as a tax deduction. It is the Compensation Committee's intention to continue to utilize performance-based compensation and to conform such compensation to these limits.

CEO Compensation

      The compensation for Henry R. Mandell, as interim CEO of the Company, was determined in accordance with the guidelines discussed above. Based on the performance of the Company and the compensation of the CEOs at several peer companies, he was paid a base salary of $175,000 in 1999. He also received a fee of $25,000 in connection with the December Transactions. As described above, in November 1999, the Board of Directors requested that the Compensation Committee to develop a new compensation arrangement for Mr. Mandell and oversee the reallocation of the Mr. Gershick's performance shares and certain other shares of Common Stock held by him to Mr. Mandell. As a result, Mr. Mandell and the Company are finalizing a three year employment agreement in which Mr. Mandell's base salary for 2000 will be set at $200,000 and he will be entitled to an annual bonus equal to 5% of the Company's income after taxes (not to exceed $100,000). Mr. Mandell's existing options to acquire 500,000 shares were treated as having been fully vested at November 12, 1999 and at that time he was granted options to acquire 750,000 additional shares (250,000 shares exercisable at $.50 and immediately vested; 250,000 shares exercisable at $.55 to vest on November 12, 2000; and 250,000 shares exercisable at $.75 to vest on November 12, 2001). In addition, the 168,628 performance shares held by Mr. Gershick directly and the 674,516 performance shares held in escrow for him are to be reallocated to Mr. Mandell, subject to documentation which was completed in January 2000. (See "Transactions With Management and Others.")

Conclusion

      The Compensation Committee believes that the policies and concepts discussed above will be an effective strategy since a significant portion of compensation to the Named Executive Officers will be based on the operating results of the Company, the commensurate results for its stockholders, and the need to attract and retain senior management, technical and operating personnel as the Company matures and technology and market conditions change and evolve. At the same time, it is intended that the policies will encourage responsible management for both long-term and short-term results and will further the interests of the Company's stockholders. In implementing its policies, the Compensation Committee intends to base its review on the experience of its members, on Company and management information, and on discussions with and information compiled by various independent compensation consultants and other appropriate sources.

      Submitted by the Compensation Committee of the Company's Board of Directors,

James D. Pace
Gilbert N. Segel

Performance Graph of Company Stock

      The following Performance Graph reflects a comparison of the performance of the Company's Common Stock to the common stock of other peer group companies and to the NASDAQ Market Index:

  [The following table was depicted as a line graph in the printed material.]

                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
                      COMPANY, PEER GROUP AND BROAD MARKET

                                  ------------------- FISCAL YEAR ENDING ------------------

COMPANY/INDEX/MARKET              8/22/95  12/31/95  12/31/96  12/31/97 12/31/98  12/31/99

Spatializer Audio Laboratories    100.00     89.74    74.36      30.77     2.56     2.10
Peer Group Index                  100.00     69.50    68.15      71.38    51.90    61.90
NASDAQ Market Index               100.00    100.02   124.29     152.03   214.42   378.19

      The peer group, for purposes of the above graph, consists of other comparable technology companies. The peer group was expanded in 1996 to include a competitor in the advanced audio technology industry that went public during 1996.

Indemnification of Directors and Executive Officers

      The Company's Certificate of Incorporation and its Amended and Restated Bylaws provide that the Company will indemnify any officer or director of the Company who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against expenses (including, but not limited to, attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent and in the manner set forth in and permitted by Delaware law and any other applicable law as from time to time in effect.

Executive Compensation

      The following table sets forth separately, for the last three complete fiscal years, each component of compensation paid or awarded to, or earned by, the Chief Executive Officer ("CEO") of the Company and each of the other most highly compensated executive officers who were serving as executive officers at December 31,

1998 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

===================================================================================================================
                                                                                      Long Term Compensation
                                                                              -------------------------------------
                                                Annual Compensation                   Awards                Payouts
                                         --------------------------------------------------------------------------
                                                                              Securities
                                                                                 Under
                                                                               Options/     Restricted
                                                                                 SARs      Stock Awards      LTIP
Name and Principal Position    Year       Salary        Bonus       Other     Granted (#)       ($)         Payouts
-------------------------------------------------------------------------------------------------------------------
Henry R. Mandell(1)
Interim Chief Executive        12/99     $175,000       $ --       $34,000     750,000          N/A           N/A
Officer                        12/98     $105,833       $ --        $6,750     500,000          N/A           N/A
-------------------------------------------------------------------------------------------------------------------
Peter S. Birch                 12/99     $120,000         --          --       120,000          --            --
Sr.Vice President, Sales
and Marketing for DPI          12/98     $129,654       $ --        $5,400      30,000          N/A           N/A
===================================================================================================================

(1) Mr. Mandell became an employee of the Company in March 1998. He became Interim Chief Executive Officer of the Company on September 25, 1998, concurrent with the effective date of Mr. Gershick's resignation as President and Chief Executive Officer. As described above, based on actions by the Board of Directors in November 1999, Mr. Mandell's base salary for 2000 has been set at $200,000 and he will be entitled to a bonus equal to 5% of the Company's income after taxes (not to exceed $100,000). The 500,000 options shown above were treated as having been fully vested at November 12, 1999 and at that time he was granted options to acquire 750,000 additional shares (250,000 shares exercisable at $.50 and immediately vested; 250,000 shares exercisable at $.55 to vest on November 12, 2000; and 250,000 shares exercisable at $.75 to vest on November 12, 2001). In addition, the 168,628 performance shares held by Mr. Gershick directly and the 674,516 performance shares held in escrow for him are to be reallocated to Mr. Mandell. (See "Transactions With Management and Others.")

(2) Messrs. Bos and Montelius became employees upon the Company's acquisition of MultiDisc Technologies, Inc. in June, 1996 and left the Company in April 1999.

(3) Mr. Tanner became an employee of DPI in March 1996 and left the Company in March 1999.

(4) The exercise price for these options was adjusted to the closing market price on July 18, 1997.

(5) The exercise price for these options was adjusted to the closing market price on December 12, 1997.

(6) Of the 5,776,700 originally issued performance shares, 5% were released on each of June 22, 1997 and 1998, and, in accordance with the escrow arrangement, 10% were released on June 23, 1999. During 1998 the vesting of 55,000 shares was accelerated when the recipient left the Company. As a result, as of December 14, 1999, 4,527,359 of the originally issued performance shares remained in escrow. Unless released earlier based on cumulative positive cash flow of $.6285 Cdn. per share or in a discretionary acceleration where the recipient leaves the Company, the remainder of these shares will vest based on the following schedule: 20% June 2000; 30% June 2001; and 30% June 2002.

            OPTION/STOCK APPRECIATION RIGHT ("SAR") GRANTS DURING THE
                     MOST RECENTLY COMPLETED FINANCIAL YEAR

      The following table presented in accordance with the Securities Exchange Act of 1934, as amended ("the Exchange Act") and the Regulations thereunder sets forth stock options granted under the Company's Stock Option Plan ("the Stock Option Plan") during the most recently completed financial year to each of the Named Executive Officers:

===================================================================================================================================
                                                                                                                        Alternative
                                      Individual Grants                                                                      to
---------------------------------------------------------------------------------------------    Potential Realizable    Realizable
                                                                                                   Value at Assumed        Value:
                                                                                                 Annual Rates of Stock     Grant
                                                                   Market Value                 Price Appreciation for     Value
                                                                        of                            Option Term           Date
                                    % of Total                      Securities                  -----------------------------------
                     Securities      Options                        Underlying
                        Under         /SARs                          Options/                                               Grant
                      Options/      Granted to    Exercise or      SARs on Date                                              Date
                        SARs       Employees in    Base Price        of Grant      Expiration                              Present
                       Granted     Fiscal Year    ($/Security)     ($/Security)       Date        5% ($)      10% ($)      Value $
-----------------------------------------------------------------------------------------------------------------------------------
Henry R. Mandell
                     250,000          25.5%       $0.500/shr      $0.500/shr       11/12/04    $174,128     $252,463         N/A
                     250,000          25.5%       $0.550/shr      $0.550/shr       11/12/05    $161,128     $239,963         N/A
                     250,000          25.5%       $0.750/shr      $0.750/shr       11/12/06    $111,628     $189,963         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Andrew Wheeler       150,000          15.3%       $0.375/shr      $0.375/shr       10/11/04    $123,227     $170,228         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Peter S. Birch         30,000          3.0%       $0.1900/shr     $0.1900/shr       5/14/04    $ 30,270     $ 39,671         N/A
                      120,000         12.2%       $0.080/shr      $0.080/shr        5/14/04    $133,982     $171,582         N/A
===================================================================================================================================

             AGGREGATED OPTIONS/SAR EXERCISES IN LAST FINANCIAL YEAR
                    AND FINANCIAL YEAR-END OPTION/SAR VALUES

      The following table (presented in accordance with the Exchange Act and the Regulations) sets forth details of all exercises of stock options/SARs granted during the year ended December 31, 1999 by each of the Named Executive Officers and the financial year-end value of unexercised options/SARs on an aggregated basis:

==============================================================================================================
                                                                             Value of Unexercised In-the-Money
                          Securities                        Unexercised       Options/SARs at Fiscal Year-End
                          Acquired on      Aggregate      Options/SARs at                   ($)
Name(1)                    Exercise      Value Realized   Fiscal Year-End        Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------
Henry R. Mandell              N/A             N/A           1,250,000                $256,250/$143,750
--------------------------------------------------------------------------------------------------------------
Andrew Wheeler                N/A             N/A             150,000                 $84,375/$0
--------------------------------------------------------------------------------------------------------------
Peter S. Birch                N/A             N/A             150,000             $135,583.33/$24,916.67
==============================================================================================================

(1) As of December 14, 1999, only Mr. Mandell continues as a named executive officer. The valuation information for the other parties has not been included.

                         TEN-YEAR OPTION/SAR REPRICINGS

         The following table (presented in accordance with the Exchange Act and the Regulations) sets forth details of all repricings of stock options/SARs during the year ended December 31, 1999 for the Named Executive Officers:

===============================================================================================================
                                                                                                    Length of
                                        Number of                                                    Original
                                       Securities     Market Price     Exercise                        Term
                                       Underlying      of Stock at     Price at                    Remaining at
                                      Options/SARs       Time of        Time of                       Date of
                                       Repriced or    Repricing or   Repricing or   New Exercise   Repricing or
           Name            Date          Amended        Amendment      Amendment        Price        Amendment
---------------------------------------------------------------------------------------------------------------
Henry R. Mandell            N/A            N/A             N/A            N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------
Andrew Wheeler              N/A            N/A             N/A            N/A            N/A            N/A
---------------------------------------------------------------------------------------------------------------
Peter S. Birch              N/A            N/A             N/A            N/A            N/A            N/A
===============================================================================================================

      The above referenced stock option repricings were effected to bring the exercise prices down to reflect the current market price in order to properly incentivize the option holders. The modifications to the exercise prices effected on October 30, 1998 were generally applied to all Spatializer and DPI employees whose option exercise prices were above the then current market price. The modifications to the exercise prices effected on November 12, 1998 were generally applied to the interim chief executive officer whose option exercise prices were above the then current market price.

Employment Agreements

      Effective June 1996, MDT entered into employment agreements that had original terms continuing until December 1997, with extensions, pursuant to which Mr. Eric Rene Bos was designated as Vice President of Product Development and Mr. Robert Montelius was designated as Vice President of Engineering, at annual salaries of $120,000 each. In May 1997, the Company notified Messrs. Bos and Montelius that it did not intend to renew their agreements beyond December 1997. In September 1997, the Company notified both parties that it would extend their agreements through June 1998. Both Mr. Bos and Mr. Montelius left the Company in April 1999.

      Effective October 1996, DPI entered into an employment agreement through December 1997 (which, by its terms, was extended through December 1998) with Theodore Tanner pursuant to which he was designated as Vice President of Engineering, at an annual salary of $85,000. As of May 16, 1997, the annual salary for Mr. Tanner was increased to $100,000. As of July 1, 1997, the annual salary for Mr. Tanner was again increased to $110,000. As of July 31, 1998, Mr. Tanner's annual salary was increased to $120,000. Mr. Tanner resigned from the Company effective March 12, 1999.

Transactions with Management and Others

      In December 1998, the Company entered into a loan agreement with the directors and officers pursuant to which Carlo Civelli advanced $75,000 to the Company and Messrs. Mandell, Rubinstein, Pace and Segel each advanced $5,000 to the Company as a loan to fund immediate operating requirements. The loan bore interest at the rate of 10% per annum and matured on November 30, 1999.

      In April 1998, Clarion Finanz AG advanced $650,000 in a working capital loan to the Company. The loan bears interest at the rate of 10% per annum and matured on December 31, 1998 but has been extended from time to time through the date hereof. Clarion Finanz AG is an affiliate of Carlo Civelli, a member of the Board of Directors.

      In the December Transactions, the $745,000 in principal of loans to the Company and $116,506.86 in accrued interest, described above, as well as other advances from other securities holders which resulted in total short term loans of $895,000 and accrued interest of $134,647, were restructured into the $1,000,000 in new Series B Preferred Stock. The Series B Preferred Stock, and any dividends therefrom not converted into cash, are convertible commencing in 2001 into restricted Common Stock at a 10% discount, based on the 10 day average closing bid price prior to the conversion, but subject to a minimum conversion of $.56 per share and a maximum of $1.12 per share. The Company has a three year option to redeem any Series B Preferred Stock, not sooner converted, in whole or in part, in cash.

      The other participants in the December Transactions were certain existing holders of the Company's equity and debt and new institutional investors. In addition to the issuance of the Series B Preferred Stock, the December Transactions included the private placement of 1,884,254 additional shares of Common Stock ($1.05 million in new capital), the issuance of warrants to acquire 2,100,000 shares of Common Stock, the cancellation of 500,000 warrants to acquire Common Stock (at a variable exercise ratio), and the conversion of $225,000 of secured debt, including accrued interest, into secured long term convertible debt. The long term debt is held by existing institutional investors and is secured by essentially all of the assets of the Company. The debt, and accrued interest, is convertible at the Company's or the holder's options into registered Common Stock at a conversion price equal to the average 10 day closing bid price prior to conversion but subject to the same minimum and maximum conversion prices set for the Series B Preferred Stock.

Compliance with Section 16(a) of the Exchange Act

      Under the Exchange Act, the Company's directors, certain executive and other officers, and any person holding more than ten percent (10%) of the Company's Common Stock are required to report their ownership and any changes in that ownership to the Securities and Exchange Commission (the "Commission") and any exchange or quotation system on which the Common Stock is listed or quoted. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by directors and officers and ten percent (10%) holders. Based solely on a review of the copies of reports furnished to the Company as filed with the Commission, the Company is informed that Mr. Segel was late in reporting transactions which occurred in July 1999, November 1999 and December 1999. The Company believes that its remaining executive officers and directors have complied with the filing requirements applicable to them for the year ended December 31, 1999.

Annual Report

      The Company has previously forwarded to each stockholder who so requested in writing a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 as filed with the Securities and Exchange Commission and the quarterly reports for the interim periods in 1999. Requests for additional copies of these reports should be sent to the Company at 20700 Ventura Boulevard, Suite 140, Woodland Hills, California 91364, Attention:
Investor Relations.

Information Incorporated By Reference

      In addition to the materials set forth herein, this Proxy Statement incorporates by reference the following items previously filed with the SEC:

1. The Company's Report on Form 10-K for the year ended December 31, 1998, as amended to date; and

2. The Company's Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1999.

DATED: January 12, 2000

                                BY ORDER OF THE BOARD

                                /s/ Henry R. Mandell
                                Henry R. Mandell
                                Interim Chief Executive Officer

                                    EXHIBIT A

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                      SPATIALIZER AUDIO LABORATORIES, INC.

      FIRST: That at a meeting of the Board of Directors of Spatializer Audio Laboratories, Inc. (the "Corporation") resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling for such amendment to be voted upon by the stockholders of the Corporation at the annual meeting of such stockholders. The resolution setting forth the proposed amendment is as follows:

      "RESOLVED, that the Certificate of Incorporation of Spatializer Audio Laboratories, Inc. (the "Corporation") be amended by changing the Article thereof numbered "IV" so that, as amended, said Article shall be and read as follows:

            "SECTION 1. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 66,000,000 shares, consisting of 65,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and 1,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock")."

      SECOND: That thereafter, pursuant to a resolution of its Board of Directors, the above amendment was put forth for a vote of the stockholders of the Corporation at the Corporation's Annual Meeting of Stockholders, duly called and held, upon notice in accordance with Section 222 of the General Corporations Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

      THIRD: That at any time prior to the filing of the foregoing Certificate of Amendment of Certificate of Incorporation of the Corporation, notwithstanding authorization of such proposed Certificate of Amendment by the stockholders of the Corporation, the Board of Directors may abandon such proposed Certificate of Amendment without further action by the stockholders.

      FOURTH: That said amendment was duly adopted in accordance with Section 242 of the General Corporation law of the State of Delaware.

      FIFTH: That the capital of the Corporation shall not be reduced under or by reason of said amendment.

                                    SPATIALIZER AUDIO LABORATORIES, INC.

                                    By:

                                    /s/ Henry R. Mandell
                                    ------------------------------------------
                                    Henry R. Mandell
                                    Interim Chief Executive Officer

                      SPATIALIZER AUDIO LABORARTORIES, INC.
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 10, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Henry R. Mandell as proxy and attorney-in-fact of the undersigned, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Spatializer Audio Laboratories, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Warner Center Marriott, located at 21850 Oxnard Street, in Woodland Hills, California, on Thursday, February 10, 2000, at 10:30 a.m., and at any adjournments thereof.

The Board of Directors recommends a vote FOR Proposal I and FOR all nominees listed in Proposal II.

Proposal I:       To approve the proposal of the Board of Directors to increase the total amount of the Company's authorized common stock, $.01 par value per share (the "Common Stock") from 50,000,000 shares to 65,000,000 shares.

                                                 |_| FOR |_| AGAINST |_| ABSTAIN

Proposal II:      To elect three Directors of the Company to serve until the
                  Annual Meeting of Stockholders to be held in 2003.

Nominees:         Stephen W. Desper, Carlo Civelli, Henry R. Mandell

|_| FOR all nominees listed above.               |_| WITHHOLD authority to vote
(except as marked to the contrary below).

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                           (Continued on reverse side)
--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL I AND FOR ALL NOMINEES LISTED IN PROPOSAL II, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                        Dated: _________, 2000

                                        Signed: ________________________________

                                        (Stockholder(s) sign above)

                                        NOTE: Please sign exactly as your name
                                        appears hereon. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

PLEASE RETURN PROMPTLY IN ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED
                                  IN THE U.S.